Exhibit 10.63


                       THIRD AMENDMENT TO CREDIT AGREEMENT

      THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is made and entered into as of December 31, 2003 among CURATIVE HEALTH SERVICES, INC., (formerly known as Curative Holding Co.), a Minnesota corporation ("Holdings"), EBIOCARE.COM, INC., a Delaware corporation ("eBioCare"), HEMOPHILIA ACCESS, INC., a Tennessee corporation ("Hemophilia Access"), APEX THERAPEUTIC CARE, INC., a California corporation ("Apex"), CHS SERVICES, INC., a Delaware corporation ("CHS"), CURATIVE HEALTH SERVICES OF NEW YORK, INC., a New York corporation ("CHSNY"), OPTIMAL CARE PLUS, INC., a Delaware corporation ("Optimal Care"), INFINITY INFUSION, LLC, a Delaware limited liability company ("Infinity"), INFINITY INFUSION ii, LLC, a Delaware limited liability company ("Infinity II"), INFINITY INFUSION CARE, LTD., a Texas limited partnership ("Infinity Infusion"), MEDCARE, INC., a Delaware corporation ("Medcare"), CURATIVE PHARMACY SERVICES, INC., a Delaware corporation ("CPS")(Holdings, eBioCare, Hemophilia Access, Apex, CHS, CHSNY, Optimal Care, Infinity, Infinity II, Infinity Infusion, Medcare and CPS are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"), the Lenders party to the Credit Agreement, and General Electric Capital Corporation, as Agent and Lender.

                               Statement of Facts

      A. Borrowers, Lenders and Agent are parties to that certain Credit Agreement, dated June 9, 2003, as amended by (i) that certain Consent and First Amendment to Credit Agreement, dated as of July 11, 2003, among Borrowers, Lenders and Agent, (ii) that certain Joinder to Credit Agreement dated as of August 19, 2003 by Holdings in favor of Agent (the "Joinder Agreement"), and
(iii) that certain Second Amendment to Credit Agreement, dated as of October 10, 2003, among Borrowers, Lender and Agent (as so amended, the "Credit Agreement"; capitalized terms used but not defined in this Amendment have the meanings given in the Credit Agreement, as amended by this Amendment), whereby the Lenders have made available a term loan and a revolving credit facility to Borrowers, subject to the terms and conditions contained in the Credit Agreement.

      B. The parties hereto desire to enter into this Amendment to amend certain provisions of the Credit Agreement and Exhibits D-1 and D-2 thereto.

                               Statement of Terms

      NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Amendment. Subject to the terms and conditions of this Amendment, including without limitation Section 3 hereof, the Credit Agreement and Exhibits D-1 and D-2 thereto are hereby amended as follows:

      (a) Section 3.4 of the Credit Agreement is hereby amended by deleting such
Section in its entirety and substituting in lieu thereof the following new Section to read in its entirety as follows:

                  Section 3.4 Conditions to Each Extension of Credit. The
            obligation of any Lender to make any Extension of Credit (including on the Closing Date), is subject to the satisfaction of the following additional conditions:

                  (a) receipt by the Agent of a Notice of Borrowing in
            accordance with Section 2.3(a)(i);

                  (b) immediately before and after giving effect to such
            Extension of Credit, no Default or Event of Default shall have occurred and be continuing; and

                  (c) the representations and warranties of the Credit Parties contained in the Loan Documents shall be true and correct in all material respects on and as of the date of and after giving effect to such Extension of Credit, except for such changes therein as are expressly permitted by the terms of this Agreement or consented to in writing by the Required Lenders and except to the extent that such representations and warranties are expressly stated to be made as of an earlier date, in which case they shall be true as of such earlier date.

            Each Extension of Credit hereunder shall be deemed to constitute, as of the date thereof, (i) a representation and warranty by each Borrower on the date of such Extension of Credit as to the facts specified in clauses (b) and (c) of this Section and (ii) a reaffirmation by Borrowers of the cross-guaranty provisions set forth in Section 12 and of the granting and continuance of Agent's Liens, on behalf of itself and Lenders, pursuant to the Collateral Documents.

      (b) Section 7.13 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following new Section to read in its entirety as follows:

                  Section 7.13 Capital Expenditures. The Credit Parties will not make or commit to make any Capital Expenditures in excess of (a) $6,700,000 in the aggregate during the 2003 Fiscal Year and (b) $5,000,000 in the aggregate during any Fiscal Year thereafter.

      (c) Exhibit D-1 to the Credit Agreement is hereby deleted in its entirety and a new Exhibit D-1 in the form attached to and made a part of this Amendment is hereby substituted in lieu thereof.

      (d) Exhibit D-2 to the Credit Agreement is hereby deleted in its entirety and a new Exhibit D-2 in the form attached to and made a part of this Amendment is hereby substituted in lieu thereof.

      2. Representations and Warranties. Each Borrower hereby jointly and severally represents and warrants to the Agent and the Lenders that (a) this Amendment and the Confirmation of Guaranty attached hereto have each been duly authorized, executed and delivered by Borrowers and each Credit Party signatory thereto, (b) no Default or Event of Default has occurred and is continuing as of this date, and (c) all of the representations and warranties made by Borrowers or any Credit Party in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date or have changed based upon events expressly permitted by the Credit Agreement).

      3. Conditions to Effectiveness. This Amendment shall be effective as of the date of this Amendment upon the satisfaction in full of each of the following conditions:

            (a) the Agent shall have received counterparts of this Amendment, duly executed, completed and delivered by the Agent, each of the Required Lenders, and the Borrowers;

            (b) the Agent shall have received counterparts of the attached Confirmation of Guaranty, duly executed by each other Credit Party; and

            (c) Agent shall have received from Borrowers the following instruments and agreements: (i) the Joinder Agreement; (ii) the Pledge Amendment dated August 19, 2003 by Holdings in favor of Agent and the related Control Agreement executed by Curative Health Services Co. (formerly known as Curative Health Services, Inc.); in each case (other than the stock certificates referred to in clause (iii) above) in the form previously provided by Agent's counsel to Holdings and duly executed and delivered by each applicable Credit Party thereto to Agent.

      4. Reimbursement of Expenses. Each Borrower hereby jointly and severally agrees that it shall reimburse the Agent on demand for all costs and expenses (including without limitation attorney's fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.

      5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

      6. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, each Borrower hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

      7. Counterparts. This Amendment may be executed in any number of counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

      8. Release. Each Borrower hereby fully, finally, and absolutely and forever releases and discharges Agent and Lenders and their respective present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of such Borrower, whether now known or unknown to Borrower, and whether contingent or matured (collectively, "Claims") in respect of the Credit Agreement, the Loan Documents, or the actions or omissions of Agent or any Lender in respect of the Credit Agreement and the Loan Documents arising from events occurring prior to the date of this Amendment.

      9. Effect of this Amendment. Except as specifically amended or modified pursuant to Section 1 of this Amendment, no other amendments, changes, modifications, consents or waivers to the Loan Documents are intended or implied by this Amendment and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement.

      10. Entire Agreement. The Credit Agreement (including Exhibits D-1 and D-2 thereto) as amended by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties have caused this Third Amendment to Credit Agreement to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      BORROWERS:

                                      CURATIVE HEALTH SERVICES, INC., a
                                      Minnesota corporation formerly known as
                                      Curative Holding Co.

                                      By:       /s/ Thomas Axmacher
                                                --------------------------------
                                      Name:     Thomas Axmacher
                                      Title:    Chief Financial Officer

                                      EBIOCARE.COM, INC.

                                      By:       /s/ Thomas Axmacher
                                                --------------------------------
                                      Name:     Thomas Axmacher
                                      Title:    Treasurer

                                      HEMOPHILIA ACCESS, INC.

                                      By:       /s/ William C. Tella
                                                --------------------------------
                                      Name:     William C. Tella
                                      Title:    President

                                      APEX THERAPEUTIC CARE, INC.

                                      By:       /s/ Thomas Axmacher
                                                --------------------------------
                                      Name:     Thomas Axmacher
                                      Title:    Chief Financial Officer

                                      CHS SERVICES, INC.

                                      By:       /s/ Thomas Axmacher
                                                --------------------------------
                                      Name:     Thomas Axmacher
                                      Title:    Treasurer

                                      CURATIVE HEALTH SERVICES OF NEW YORK, INC.

                                      By:       /s/ Thomas Axmacher
                                                --------------------------------
                                      Name:     Thomas Axmacher
                                      Title:    Treasurer

                                      OPTIMAL CARE PLUS, INC.

                                      By:       /s/ Thomas Axmacher
                                                --------------------------------
                                      Name:     Thomas Axmacher
                                      Title:    Treasurer

                                      INFINITY INFUSION, LLC

                                      By: Curative Health Services, Inc., its
                                      Sole Member
                                      By:       /s/ Thomas Axmacher
                                                --------------------------------
                                      Name:     Thomas Axmacher
                                      Title:    Treasurer

                                      INFINITY INFUSION II, LLC

                                      By: Curative Health Services, Inc.,
                                      its Sole Member
                                      By:       /s/ Thomas Axmacher
                                                --------------------------------
                                      Name:     Thomas Axmacher
                                      Title:    Treasurer

                                      INFINITY INFUSION CARE, LTD.

                                      By: Infinity Infusion  II, LLC, its Sole
                                      General Partner

                                      By: Curative Health Services, Inc., the
                                      Sole Member of Infinity Infusion II, LLC
                                      By:       /s/ Thomas Axmacher
                                                --------------------------------
                                      Name:     Thomas Axmacher
                                      Title:    Chief Financial Officer

                                      MEDCARE, INC.

                                      By:       /s/ Thomas Axmacher
                                                --------------------------------
                                      Name:     Thomas Axmacher
                                      Title:    Treasurer

                                      CURATIVE PHARMACY SERVICES, INC.

                                      By:       /s/ Thomas Axmacher
                                                --------------------------------
                                      Name:     Thomas Axmacher
                                      Title:    Treasurer

                                     AGENT AND LENDERS:

                                     GENERAL ELECTRIC CAPITAL CORPORATION, as
                                     Lender and Agent

                                      By:       /s/ Earl F. Smith, III
                                                --------------------------------
                                      Name:     Earl F. Smith, III
                                      Its Duly Authorized Signatory

                            CONFIRMATION OF GUARANTY

      Each of the undersigned Guarantors hereby acknowledges, consents and agrees to the terms of the foregoing Third Amendment to Credit Agreement and agrees and confirms that its obligations under the Guaranty to which it is a party will continue in full force and effect and extend to all Obligations now outstanding or hereafter incurred pursuant to the terms of the Credit Agreement as amended and modified hereby.

      As of this 31st day of December, 2003.

                                      CURATIVE HEALTH SERVICES CO., a
                                      Minnesota corporation formerly known as
                                      Curative Health Services, Inc.)

                                      By:       /s/ Thomas Axmacher
                                                --------------------------------
                                      Name:     Thomas Axmacher
                                      Title:    Chief Financial Officer

                                      CURATIVE HEALTH SERVICES III CO.

                                      By:       /s/ Thomas Axmacher
                                                --------------------------------
                                      Name:     Thomas Axmacher
                                      Title:    CFO and Treasurer

                                   EXHIBIT D-1
                                       to
                                CREDIT AGREEMENT

                               NOTICE OF BORROWING

      Reference is made to that certain Credit Agreement, dated as of June 9, 2003, by and among the undersigned ("Borrower Representative"), the other Persons signatory thereto from time to time as Borrowers, General Electric Capital Corporation, a Delaware corporation, as agent ("Agent"), the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"). All capitalized terms used but not otherwise defined herein have the meanings given to them in
Section 1.1 of the Credit Agreement.

      Borrower Representative hereby gives irrevocable notice, pursuant to
Section 2.3(a) of the Credit Agreement, of its request for an Advance to be made on ________________ (the "Borrowing Date") in the aggregate principal amount of $___________, to be made as [a Base Rate Loan] [a LIBOR Loan having LIBOR Period of [_____] month(s)].

      In order to induce the Lenders to make the Advance(s) requested hereby, Borrowers hereby represent and warrant as of the date of this Notice of Borrowing that:

      (i) all of the conditions precedent contained in Section 3.4 of the Credit Agreement have been satisfied on and as of the date hereof, and will continue to be satisfied on and as of the date of the Advance(s) requested hereby, before and after giving effect thereto and to the application of the proceeds therefrom;

      (ii) all of the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date of this Notice of Borrowing and will be true in all material respects on and as of the applicable Borrowing Date with the same effect as if such representations and warranties had been made on and as of the date of this Notice of Borrowing or on and as of the applicable Borrowing Date, as the case may be, except to the extent that such representations and warranties are expressly stated to by made as of an earlier date, in which case they shall be true as of such earlier date;

      (iii) no Default or Event of Default has occurred and is continuing on the date of this Notice of Borrowing or will have occurred and be continuing on the applicable Borrowing Date, or will result from the Advance(s) requested in this Notice of Borrowing;

      (iv) the maximum Outstanding Amount (after giving effect to the requested Advance) when added to Funded Debt of Borrower and its Subsidiaries will not cause the Borrower to have a Senior Leverage Ratio greater than 2.25 to 1.00 as of the date of such requested Advance; and

      (v) no event or circumstance having a Material Adverse Effect shall have occurred since the Closing Date.

      IN WITNESS WHEREOF, Borrower Representative has caused this Notice of Borrowing to be executed and delivered by its duly authorized representative as of the date set forth below.

Dated:_________________

                                        CURATIVE HEALTH SERVICES, INC., a
                                        Minnesota corporation formerly named
                                        Curative Holding Co., individually and
                                        as Borrower Representative

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                   EXHIBIT D-2
                                       to
                                CREDIT AGREEMENT

                          NOTICE OF SWINGLINE BORROWING

      Reference is made to that certain Credit Agreement, dated as of June 9, 2003, by and among the undersigned ("Borrower Representative"), the other Persons signatory thereto from time to time as Borrowers, General Electric Capital Corporation, a Delaware corporation, as agent ("Agent"), the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"). All capitalized terms used but not otherwise defined herein have the meanings given to them in
Section 1.1 of the Credit Agreement.

      Borrower Representative hereby gives irrevocable notice, pursuant to
Section 2.6(b) of the Credit Agreement, of its request for a Swingline Advance to be made on ________________ (the "Borrowing Date") in the aggregate principal amount of $___________, to be made as a Base Rate Loan.

      In order to induce the Lenders to make the Swingline Advance(s) requested hereby, Borrowers hereby represent and warrant as of the date of this Notice of Borrowing that:

      (i) all of the conditions precedent contained in Section 3.4 of the Credit Agreement have been satisfied on and as of the date hereof, and will continue to be satisfied on and as of the date of the Swingline Advance(s) requested hereby, before and after giving effect thereto and to the application of the proceeds therefrom;

      (ii) all of the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date of this Notice of Borrowing and will be true in all material respects on and as of the applicable Borrowing Date with the same effect as if such representations and warranties had been made on and as of the date of this Notice of Borrowing or on and as of the applicable Borrowing Date, as the case may be, except to the extent that such representations and warranties are expressly stated to be made as of an earlier date, in which case they shall be true as of such earlier date;

      (iii) no Default or Event of Default has occurred and is continuing on the date of this Notice of Borrowing or will have occurred and be continuing on the applicable Borrowing Date, or will result from the Advance(s) requested in this Notice of Swingline Borrowing; and

      (iv) no event or circumstance having a Material Adverse Effect shall have occurred since the Closing Date.

         IN WITNESS WHEREOF, Borrower Representative has caused this Notice of Borrowing to be executed and delivered by its duly authorized representative as of the date set forth below.

Dated:_____________________________

                                        CURATIVE HEALTH SERVICES, INC., a
                                        Minnesota corporation formerly known as
                                        Curative Holding Co., individually and
                                        as Borrower Representative

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________